UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2006
Air Products and Chemicals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania		18195-1501

(Address of Principal Executive Offices)		(Zip Code)
(610) 481-4911
Registrant’s telephone number, including area code
not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 25, 2006, the company issued a press release announcing its earnings for the fourth quarter of fiscal year 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The press release, including all financial statements, is furnished and is not deemed to be filed.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1 Press Release dated October 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc. (Registrant)
Dated: October 25, 2006	By:	/s/ Paul E. Huck
Paul E. Huck
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 25, 2006.

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